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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-111665 and 333-112384) of Piper Jaffray Companies of our report dated April 30, 2003, relating to the consolidated financial statements, which appears in this Annual Report on Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
March 5, 2004